Income tax	12 Months Ended
Dec. 31, 2025
Disclosure Of Income Tax [Abstract]
Income tax	Income tax
An analysis of the Group’s income tax expense for periods presented is set out below:

	2025	2024	2023
	(in € millions)
Current tax expense
Current year	185	237	61
Changes in estimates in respect to prior years	29	8	(9)
	214	245	52
Deferred tax benefit
Temporary differences	368	38	(115)
Change in recognition of deferred tax	(510)	(88)	92
Change in tax rates	(1)	(1)	(1)
Changes in estimates in respect to prior years	(2)	2	(1)
Benefit of tax credits	(41)	—	—
Other	(16)	7	—
	(202)	(42)	(25)
Income tax expense	12	203	27
For the years ended December 31, 2025, 2024, and 2023, the Group recorded an income tax expense of €117 million, €83 million, and €13 million, respectively, in other comprehensive income.
In 2025, the Group recognized current income tax expense of €35 million related to accruals of uncertain tax positions and has cumulatively recorded liabilities of €62 million for uncertain tax positions at December 31, 2025, none of which are reasonably expected to be resolved within 12 months. Interest and penalties included in income tax expense were not material in any of the periods presented.
A reconciliation between the income tax expense for the year and the theoretical tax expense that would arise from applying the applicable statutory tax rate in Luxembourg to consolidated income/(loss) before tax is shown in the table below. The Luxembourg statutory tax rate was 23.87% for the year ended December 31, 2025, and 24.94% for each of the years ended December 31 2024 and 2023.

	2025	2024	2023
	(in € millions)
Income/(loss) before tax	2,224	1,341	(505)
Tax using the Luxembourg tax rate	531	335	(126)
Effect of tax rates in foreign jurisdictions	(25)	(37)	1
Permanent differences	42	61	69
Tax credits	(41)	—	—
Uncertain tax positions	35	19	—
Change in deferred tax recognition	(510)	(173)	92
Adjustments in respect of previous years	(6)	(9)	(10)
Other	(14)	7	1
Income tax expense	12	203	27
The Group will be subject to tax in future periods as a result of foreign exchange movements between USD, EUR, and SEK, primarily related to its investment in TME.
The major components of deferred tax assets and liabilities are comprised of the following:

	2025	2024
	(in € millions)
Trade and other receivables	11	3
Intangible assets	3	(63)
Share-based compensation	365	148
Tax losses carried forward	157	191
Property and equipment	33	34
Unrealized gains	(281)	(173)
Lease right-of-use asset	(72)	(67)
Lease liability	117	86
Accrued expenses and other liabilities	25	3
Capitalized research and development costs	13	—
Research and development credits	127	2
Other	1	1
Net deferred tax assets	499	165
The increase in deferred tax assets is primarily attributable to the recognition of deferred tax assets in the United States based on management’s assessment that it is probable these assets will be realized against future taxable profits. This increase was partially offset by a reduction in deferred tax assets related to the utilization of net operating loss carry-forwards in Sweden during the year, as well as movements in deferred tax liabilities related to unrealized gains.
A reconciliation of net deferred tax is shown in the table below:

	2025	2024	2023
	(in € millions)
At January 1	165	20	3
Movement recognized in consolidated statement of operations	203	42	25
Movement recognized in consolidated statement of changes in equity and other comprehensive income	133	103	(8)
Movement due to acquisition	(2)	—	—
At December 31	499	165	20
Deferred tax assets and deferred tax liabilities are offset if a legally enforceable right exists to set off current tax assets against current tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.

Reconciliation to consolidated statement of financial position	2025	2024
	(in € millions)
Deferred tax assets	662	186
Deferred tax liabilities	163	21
Deferred tax assets have not been recognized in respect of the following items, because it is not probable that sufficient future taxable profit will be available against which entities within the Group can realize the benefits.

	2025	2024
	(in € millions)
Intangible assets	—	72
Share-based compensation	—	261
Tax losses carried forward	40	55
Tax credits carried forward	—	92
Capitalized research & development costs	—	279
Lease liability	—	41
Other	1	18
Total	41	818
At December 31, 2025, no deferred tax liability had been recognized on investments in subsidiaries because the Company has concluded it has the ability and intention to control the timing of any distribution from its subsidiaries. There are no distributions planned in the foreseeable future. It is not practicable to calculate the unrecognized deferred tax liability on investments in subsidiaries.
Tax losses and credit carry-forwards as at December 31, 2025 were expected to expire as follows:

Expected expiry	2026 - 2035	2036 - 2045	Unlimited	Total
	(in € millions)
Tax loss carry-forwards	92	424	647	1,163
Research and development credit carry-forward	9	141	9	159
The Group has significant net operating loss carry-forwards in Luxembourg of €52 million, as well as foreign jurisdictions including the United States of €958 million (€556 million federal and €402 million state and local), the United Kingdom of €40 million, India of €91 million and other foreign jurisdictions of €21 million. In certain jurisdictions, if the Group is unable to earn sufficient income or profits to utilize such carry-forwards before they expire, they will no longer be available to offset future income or profits.
In the United States, a portion of both the federal and state net operating loss carry-forwards of €7 million and €38 million, respectively, are subject to an annual limitation as defined by Section 382 of the Internal Revenue Code (“Section 382”). Additionally, the losses are generated after January 1, 2018 so they can be carried forward indefinitely but are subject to an 80% taxable income limitation upon utilization.
The Group’s most significant tax jurisdictions are Sweden and the U.S. (both at the federal level and in various state jurisdictions). In the U.S., tax years beginning in or after 2019 and 2021 remain open to tax authority examinations at the state and federal level, respectively. In Sweden, tax years beginning in or after 2020 remain open to adjustment. U.S. tax loss and tax credit carry-forwards generated in periods prior to 2014 remain open to adjustment through the end of the statute of limitations related to the year the carry-forward is used to offset taxable income. Certain of the Group’s subsidiaries are currently under examination by national, and in the case of the U.S. national and state level, tax authorities for tax years from 2013-2022. These examinations may lead to adjustments to the Group’s taxes.
The Group is in scope of the OECD Pillar Two model rules (“the P2 Model Rules” or “P2 Rules”). The legislation was effective for the Group’s financial year beginning January 1, 2024. The rules impose a minimum 15% effective tax rate, based on the P2 Rules, applicable in each jurisdiction in which the Group operates. The OECD and participating countries have enacted (or are in the process of enacting) legislation and issue administrative guidance in jurisdictions in which the Group operates, including Luxembourg and Sweden.
The impact of Pillar Two income taxes is not material based on the most recently available financial information of the Group.
In May 2023, the IASB amended IAS 12 Income Taxes to include a mandatory temporary exception from recognizing or disclosing deferred taxes relating to the Pillar Two legislation. The Group has applied this mandatory exception which did not have a material impact to the consolidated financial statements.